UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2019

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Nicollet Mall, Minneapolis, Minnesota 55403
(Address of principal executive offices, including zip code)
(612) 304-6073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Shareholders.

On June 12, 2019, Target Corporation (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; (3) approve, on an advisory basis, the Company’s executive compensation (“Say on Pay”); and (4) vote on a shareholder proposal to amend the proxy access bylaw to remove its candidate resubmission threshold.

At the close of business on April 15, 2019, the record date of the Annual Meeting, the Company had 515,511,026 shares of common stock issued and outstanding. The holders of a total of 462,529,440 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal under the voting approval standard disclosed in the 2019 Proxy Statement (as indicated by the borders) are set forth below:

1.    The shareholders elected each of the following nominees as directors for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Roxanne S. Austin	371,855,842	95.1	19,138,629	4.9	1,194,976	70,339,993
Douglas M. Baker, Jr.	383,947,415	98.2	6,868,700	1.8	1,373,332	70,339,993
George S. Barrett	389,136,760	99.6	1,552,511	0.4	1,500,176	70,339,993
Brian C. Cornell	365,264,137	94.6	20,797,924	5.4	6,127,386	70,339,993
Calvin Darden	381,276,219	97.6	9,390,757	2.4	1,522,471	70,339,993
Henrique De Castro	389,471,385	99.6	1,369,504	0.4	1,348,558	70,339,993
Robert L. Edwards	388,816,691	99.5	1,932,415	0.5	1,440,341	70,339,993
Melanie L. Healey	385,695,695	98.6	5,280,811	1.4	1,212,941	70,339,993
Donald R. Knauss	389,377,971	99.7	1,350,903	0.3	1,460,573	70,339,993
Monica C. Lozano	389,612,352	99.6	1,428,291	0.4	1,148,804	70,339,993
Mary E. Minnick	375,896,673	96.1	15,131,273	3.9	1,161,501	70,339,993
Kenneth L. Salazar	386,513,093	98.9	4,413,673	1.1	1,262,681	70,339,993
Dmitri L. Stockton	385,326,919	98.6	5,480,497	1.4	1,382,031	70,339,993

2.    The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019:

For:	Shares	433,415,843
	%	93.7
Against:	Shares	27,926,222
	%	6.0
Abstain:	Shares	1,187,375
	%	0.3

3.    The shareholders approved, on an advisory basis, the Company’s executive compensation:

For:	Shares	369,542,798
	%	94.8
Against:	Shares	20,341,706
	%	5.2
Abstain:	Shares	2,304,943
Broker Non-Votes:	Shares	70,339,993

4.    The shareholders did not approve a shareholder proposal to amend the proxy access bylaw to remove candidate resubmission threshold:

For:	Shares	138,850,301
	%	35.4
Against:	Shares	249,176,553
	%	63.5
Abstain:	Shares	4,162,593
	%	1.1
Broker Non-Votes:	Shares	70,339,993

For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year under Rule 14a-8 under the Securities Exchange Act of 1934, the SEC uses a simple majority standard that compares votes cast “FOR” to votes cast “AGAINST” an item (which gives abstentions “No Effect”). Under that simple majority standard Item 4 received support of 35.8%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 13, 2019	/s/ Don H. Liu
Don H. Liu
Executive Vice President and Chief Legal & Risk Officer